UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

WHX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2394	13-3768097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N222, White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 461-1300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 30, 2010, WHX Corporation, a Delaware corporation (the “Company”), issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2009 and other financial information.  The Company also announced that it will hold a conference call to discuss the 2009 financial results on Thursday, April 8, 2010, at 4:00 pm ET.  The delay between the earnings announcement and the conference call is in recognition of the Easter weekend holiday. The dial information for the call is:

US/Canada Dial-in #: (866) 760-1884

Conference ID:   64962734

NOTE: In order to join this conference call, all speakers and participants will be required to provide the Conference ID Number listed above.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed  “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the  “Exchange Act”), or otherwise subject to the liabilities of such section.  The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibits

99.1	Press Release issued March 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHX CORPORATION

Dated: March 30, 2010	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer and Senior Vice President

Exhibit No.	Exhibits

99.1	Press Release issued March 30, 2010.